Real Estate Income Fund	Series 00B [ 10/30/2000 - Current Offering ] | cusip: 29471T444
Fund Overview
As of November 3, 2000
Closing NAV: 0.98682	Previous Close: 0.98982	Change: -0.00300	% Change: -0.30309%

The Objective:
The Fund seeks total return through capital appreciation and high current income by investing for about one year in a fixed portfolio of publicly traded equity real estate investment trusts (REITs).

The Strategy:
The Fund's equity REITs are selected for their current dividend yield as well as their potential for capital appreciation and increasing dividends. The Fund follows a disciplined investment strategy, selecting stocks and holding them for a one-year period. At the end of one year, we intend to reapply the selection process to create a new Fund. At that time, you can either roll your proceeds into the new Fund, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (RET00B), Salomon Smith Barney (EIF00BRET), PaineWebber (RET00B), Morgan Stanley Dean Witter (RET00B).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

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Selection Methodology:

Working with Portfolio Consultant Cohen & Steers, we select each REIT stock based on research criteria, including risk-adjusted potential returns, performance under varying economic conditions, financial strength and flexibility, cash-flow quality and growth potential. We also considered liquidity, yield and diversification by category and geographic location.

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Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 10/30/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.372%	$3.68

Estimated Organization Costs		$1.32

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Fund securities, from the proceeds you receive. If you roll over to a successor Fund, if available, the initial sales charge on that Fund will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?

Yes, if you're seeking total return through capital appreciation and high dividend income. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities drawn from several major real estate sectors.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

This Fund is concentrated in the REIT industry. Real estate stocks are subject to various risks including changes in management, declining property values, increasing costs, vacancy rates (reflecting both general economic conditions and competition) and lack of liquidity of their investments. Shopping centers and, to a lesser extent, regional malls could be adversely affected by increasing Internet sales. Tenants of health-care REITs have been adversely affected by legislation reducing Medicare reimbursement levels.

This Fund should not be considered a complete investment plan.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Monthly.
Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting
Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, certain individuals may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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